Execution Version

FIFTH AMENDMENT TO
LOAN, GUARANTY AND SECURITY AGREEMENT

THIS FIFTH AMENDMENT TO LOAN, GUARANTY AND SECURITY AGREEMENT (this “Amendment”), dated as of September 27, 2024 is by and among KEY TRONIC CORPORATION, a Washington corporation (“Key Tronic”), CDR MANUFACTURING, LLC, a Kentucky limited liability company (“CDR”), AYRSHIRE ELECTRONICS OF ARKANSAS LLC, a Kentucky limited liability company (“Ayrshire Arkansas”), and AYRSHIRE ELECTRONICS OF MISSISSIPPI, LLC, a Kentucky limited liability company (“Ayrshire Mississippi”; and together with Key Tronic, CDR, Ayrshire Arkansas, each, a “Borrower” and collectively, the “Borrowers”), K T SERVICES, INC., a Washington corporation (“KT”), and KEY TRONIC CHINA LTD., a Washington corporation (“KTC” together with KT, each, a “Guarantor” and collectively, the “Guarantors”; and together with the Borrowers, each, an “Obligor” and collectively, the “Obligors”), the financial institutions party to the Loan Agreement (as defined below) from time to time as lenders (collectively, the “Lenders”), and BANK OF AMERICA, N.A., a national banking association, as agent for the Lenders (in such capacity, the “Agent”).

RECITALS

WHEREAS, the Borrowers, Guarantors, Agent and the Lenders are parties to that certain Loan, Guaranty and Security Agreement, dated as of August 14, 2020 (as amended, restated, amended and restated, modified, or supplemented from time to time, including pursuant to this Amendment, the “Loan Agreement”), pursuant to which the Agent and the Lenders provide Borrowers with certain financial accommodations.

WHEREAS, the Obligors have requested that Agent and Lenders agree to amend the Loan Agreement as set forth herein, which Agent and Lenders are willing to do, but solely on the terms and conditions hereafter set forth.

AGREEMENT

NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I DEFINITIONS; RECITALS

Section 1.01 Defined Terms. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement.

Section 1.02 Recitals. The Recitals above are incorporated herein as though set forth in full and Borrower stipulates to the accuracy of each of the Recitals.

#508524606_v2

ARTICLE II
AMENDMENTS TO LOAN AND SECURITY AGREEMENT

Section 2.01    New Definition. The following definition is added to Section 1.1 of the
Loan Agreement in alphabetical order as follows:

Fifth Amendment Effective Date: September 27, 2024.

Section 2.02 Amendment to the Definition of “Termination Date” in Section 1.1 of the Loan Agreement. The definition of “Termination Date” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

Termination Date: December 3, 2025, or such earlier date on which the
Commitments terminate hereunder.

ARTICLE III REPRESENTATIONS AND WARRANTIES

Section 3.01 Representations and Warranties. To induce Agent and the Lenders to execute this Amendment, each Obligor hereby represents and warrants to Agent and the Lenders as follows:

(a) the execution, delivery and performance of this Amendment by the Obligors has been duly authorized, and this Amendment constitutes the legal, valid and binding obligation of each Obligor enforceable against such Obligor in accordance with its terms, except as the enforceability may be limited by bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity;

(b) the execution, delivery and performance of this Amendment by each Obligor does not require any consent or approval of any governmental agency or authority (other than any consent or approval which has been obtained and is in full force and effect);

(c) after giving effect to this Amendment, each of the representations and warranties of each Obligor in the Loan Agreement and the other Loan Documents, are true and correct in all respects (or, in the case of any representation and warranty qualified by materiality, Material Adverse Effect or any similar concept, are true and correct in all respects) with the same effect as though made on and as of the date hereof (except to the extent such representations and warranties expressly relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all respects (or, in the case of any representation and warranty qualified by materiality, Material Adverse Effect or any similar concept, are true and correct in all respects) as of such earlier date); and

(d)    after giving effect to this Amendment, no Event of Default or Default exists.

#508524606_v2

ARTICLE V
AMENDMENT FEE

The Borrowers shall pay to the Agent, in addition to all other fees and charges in the Loan Agreement, a non-refundable amendment fee equal to $50,000 (the “Amendment Fee”). The Borrowers hereby acknowledge and agree that the foregoing Amendment Fee is fully-earned as of the date hereof and non-refundable for any reason.

ARTICLE V CONDITIONS TO EFFECTIVENESS

Section 5.01 Conditions Precedent to Effectiveness of Amendment. The obligation of the Agent and Lenders to enter into this Amendment is subject to the following conditions precedents:

(a) This Amendment shall have been duly executed and delivered to Agent by each of the signatories thereto, and each Obligor shall be in compliance with all terms thereof.

(b) The representations and warranties contained herein and in the Loan Agreement, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date.

(c)    No Default or Event of Default shall have occurred and be continuing.

(d) Agent shall have received, all in form and substance satisfactory to Agent in its discretion, such other agreements, instruments, documents, certificates and opinions as Agent may reasonably request.

(e) The Borrowers shall have paid to the Agent fees, costs, and expenses owed to and/or incurred by the Agent arising in connection with this Amendment (including the Amendment Fee and reasonable attorneys’ fees and costs).

ARTICLE VI
ADDITIONAL COVENANTS AND MISCELLANEOUS

Section 6.01 Acknowledgment by Obligors. Each Obligor hereby represents and warrants that the execution and delivery of this Amendment and compliance by each Obligor with all of the provisions of this Amendment: (a) are within the powers and purposes of each Obligor; (b) have been duly authorized or approved by the board of directors or managers of each Obligor; and (c) when executed and delivered by or on behalf of each Obligor, will constitute valid and binding obligations of each Obligor, enforceable in accordance with their terms. Each Obligor reaffirms its obligation to pay all amounts due to Agent and Lenders under the Loan Documents in accordance with the terms thereof, as modified hereby.

#508524606_v2

Section 6.02    Release.

#508524606_v2

(a) In consideration of the agreements of Agent and the Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Obligor, on behalf of itself and its successors, assigns, and other legal representatives (collectively, the “Releasors” and each, a “Releasee”), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and each Lender, and their successors and assigns, and their respective present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (collectively, Agent, each Lender, and all such other Persons, the “Releasees”, and each, a “Releasee”), of and from all demands, actions, causes of action, suits, damages and any and all other claims, counterclaims, and rights of set off whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or that reasonably should be known, suspected or that reasonably should be suspected, both at law and in equity (and all defenses that may arise out of the foregoing), which such Obligor or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which has arisen at any time on or prior to the date of this Amendment for or on account of, or relating to the Loan Agreement or any of the other Loan Documents or transactions thereunder.

(b) Each Obligor understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense in respect of the matter covered thereby and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c) Each Obligor agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

(d) Each Obligor, on behalf of itself and each Releasor, hereby absolutely, unconditionally, and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding, or otherwise) any Releasee on the basis of any Claim released, remised, and discharged by such Obligor pursuant to this Section
5.02. Each Borrower, for itself and each other Releasor, agrees and acknowledges that all applicable attorneys’ fees and costs incurred by any Releasee as a result of any violation of the foregoing covenant shall constitute Extraordinary Expenses under the Loan Agreement.

Section 6.03 Effect of Amendment. The parties hereto agree and acknowledge that: (i) nothing contained in this Amendment in any manner or respect limits or terminates any of the provisions of the Loan Agreement or any of the other Loan Documents other than as expressly set forth herein and further agree and acknowledge that the Loan Agreement (as modified hereby) and each of the other Loan Documents remain and continue in full force and effect and are hereby ratified and confirmed; (ii) nothing contained in this Amendment in any manner or respect requires Agent or any Lender to refund, disgorge or otherwise return any cash payments of principal, interest, fees or other amounts made by any Obligor prior to the date hereof and (iii) other than as expressly set forth herein, the obligations under the Loan Agreement and the guarantees, pledges and grants of security interests created under or pursuant to the Loan Agreement and the other Loan Documents continue in full force and effect in accordance with

#508524606_v2

their respective terms and the Collateral secures and shall continue to secure the Obligors’ obligations under the Loan

#508524606_v2

Agreement as amended by this Amendment and any other obligations and liabilities provided for under the Loan Documents. Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a consent or waiver of any rights, power or remedy of the Lenders or Agent under the Loan Agreement or any other Loan Document, nor constitute a consent or waiver of any provision of the Loan Agreement or any other Loan Document. No delay on the part of any Lender or Agent in exercising any of their respective rights, remedies, powers and privileges under the Loan Agreement or any of the Loan Documents or partial or single exercise thereof, shall constitute a consent to or waiver thereof. None of the terms and conditions of this Amendment may be changed, consented to, waived, modified or varied in any manner, whatsoever, except in accordance with Section 14.1 of the Loan Agreement. Upon the effectiveness hereof, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

Section 6.04 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of the executed counterpart of this Amendment by telecopy or electronic mail (including electronically in “.pdf” format) shall be as effective as delivery of a manually executed counterpart to this Amendment.

Section 6.05 Severability. The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.

Section 6.06 Captions. Section captions used in this Amendment are for convenience only, and shall not affect the construction of this Amendment.

Section 6.07 Entire Agreement. This Amendment embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof.

Section 6.08 References. Any reference to the Loan Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require. Reference in any of this Amendment, the Loan Agreement or any other Loan Document to the Loan Agreement shall be a reference to the Loan Agreement as amended hereby and as may be further amended, modified, restated, supplemented or extended from time to time.

Section 6.09 Governing Law. THIS AMENDMENT AND ALL CLAIMS SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF LAWS OF ANOTHER JURISDICTION.

Section 6.10    Electronic Signatures.    This Amendment may be in the form of an

#508524606_v2

Electronic Record and may be executed using Electronic Signatures (including, without limitation,

#508524606_v2

facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Amendment. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Agent of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

[Signature Pages Follow]

#508524606_v2

IN WITNESS WHEREOF, this Amendment has been executed and delivered as of the date set forth above.

BORROWERS:

KEY TRONIC CORPORATION,
a Washington corporation

By:   /s/ Brett R. Larsen
Name: Brett R. Larsen
Title:     President & CEO

CDR MANUFACTURING, LLC,
a Kentucky limited liability company

By:   /s/ Brett R. Larsen
Name: Brett R. Larsen
Title: Vice President and Treasurer

AYRSHIRE ELECTRONICS OF ARKANSAS LLC,
a Kentucky limited liability company

By:   /s/ Brett R. Larsen
Name: Brett R. Larsen
Title: Vice President and Treasurer

AYRSHIRE ELECTRONICS OF MISSISSIPPI, LLC,
a Kentucky limited liability company

By:   /s/ Brett R. Larsen
Name: Brett R. Larsen
Title: Vice President and Treasurer

FIFTH AMENDMENT TO LOAN, GUARANTY AND SECURlTY AGREEMENT (BABC I KEYTRONIC)
SIGNATURE PAGE

GUARANTORS:

K T SERVICES, INC.,
a Washington corporation

By:   /s/ Brett R. Larsen
Name: Brett R. Larsen
Title: Vice President and Treasurer

KEY TRONIC CHINA LTD.,
a Washington corporation

By:   /s/ Brett R. Larsen
Name: Brett R. Larsen
Title: Vice President and Treasurer

FIFTH AMENDMENT TO LOAN, GUARANTY AND SECURITY AGREEMENT (BABC I KEYTRONIC)
SIGNATURE PAGE

AGENT AND LENDER:

BANK OF AMERICA, N.A.

By:   /s/ Brett German
Name: Brett German
Title: Senior Vice President

FIFTH AMENDMENT TO LOAN. GUARANTY AND SECURITY AGREEMENT (BABC I KEYTRONIC)
SIGNATURE PA GE